UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 20, 2024

INGLES MARKETS, INCORPORATED

(Exact name of registrant as specified in its charter)

North Carolina	0-14706	56-0846267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2913 U.S. Hwy. 70 West, Black Mountain, NC	28711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(828) 669-2941

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.05 par value per share	IMKTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2024, Ingles Markets, Incorporated, a North Carolina corporation (the “Company”), received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”), stating that because the Company had not yet filed its Annual Report on Form 10-K for the fiscal year ended September 28, 2024 (the “Annual Report”), the Company was no longer in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Nasdaq Listing Rule”), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

The Notice has no immediate effect on the listing of the Company’s Class A Common Stock on Nasdaq. However, if the Company fails to timely regain compliance with the Nasdaq Listing Rule, the Company’s Class A Common Stock will be subject to delisting from Nasdaq.

Under Nasdaq rules, the Company has 60 calendar days, or until February 18, 2025, to either file the Annual Report or to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rule (the “Compliance Plan”). If the Company does not file the Annual Report but submits a Compliance Plan, and Nasdaq accepts the Compliance Plan, then Nasdaq may grant the Company up to 180 days from the prescribed due date, or until June 10, 2025, to file the Annual Report and regain compliance. If Nasdaq does not accept the Compliance Plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Company intends to file the Annual Report within the 60-day period described above.

Item 7.01 Regulation FD Disclosure.

On December 26, 2024, the Company issued a press release disclosing its receipt of the Notice reference above. A copy of the press release is attached as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except to the extent expressly stated in such filing.

Item 9.01         Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release of Ingles Markets, Incorporated dated December 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED
(Registrant)

Date: December 26, 2024
	By:	/s/ Patricia E. Jackson
Patricia E. Jackson
Chief Financial Officer